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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 1998





                  MARRIOTT RESIDENCE INN II LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



          Delaware                  033-24935                   52-1605434
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      incorporation or                                      Identification No.)
        organization)


    10400 Fernwood Road, Bethesda, MD                           20817-1109
 (Address of principal executive office)                        (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070













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ITEM 5.       OTHER EVENTS

On June 12, 1998, August 21, 1998 and November 25, 1998, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Reports on Form 10-Q. Such letters are being filed as exhibits to this Current Report on Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              99.1 Letter from the General Partner to the Limited Partner of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended
                      March 27, 1998.

              99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended June 19, 1998.

              99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               MARRIOTT RESIDENCE INN II
                               LIMITED PARTNERSHIP

                               By:    MARRIOTT RIBM TWO CORPORATION
                                      General Partner



 November 30, 1998             By:    /s/ Earla L. Stowe
                                      ------------------
                               Name:  Earla L. Stowe
                               Title: Vice President and Chief Accounting
                                      Officer
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                                                     EXHIBIT INDEX

     Exhibit  No.:  Description:

          99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended March 27, 1998.
          99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly
                  Report on Form 10-Q for the Quarter Ended June 19, 1998.
          99.3    Letter from the General Partner to the Limited Partners of the
                  Partnership that accompanied the Partnership's Quarterly
                  Report on Form 10-Q for the Quarter Ended September 11, 1998.